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                                                                                                         Exhibit 3.1.3

                  DEAN HELLER
[seal of          SECRETARY OF STATE
Secretary         204 NORTH CARSON STREET, SUITE 1
of State          CARSON CITY, NEVADA 89701-4299
Nevada]           (775) 684-5708 WEBSITE: SECRETARYOFSTATE.BIZ

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                  CERTIFICATE OF CORRECTION
            (PURSUANT TO NRS 78,78A, 80, 81, 82,
               84, 86, 87, 58, 88A, 89 AND 92A)

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IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING FORM.                       ABOVE SPACE IS FOR OFFICE USE ONLY

                                               CERTIFICATE OF CORRECTION
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                        (PURSUANT TO NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 AND 92A)

1. The name of the ENTITY for which correction is being made:
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American Oriental Bioengineering, Inc.
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2. Description of the original document for which correction is being made:
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Amendment and Restatement of Articles of Incorporation of American Oriental Bioengineering, Inc.
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3. Filing date of the original document for which correction is being made:                    October 2, 2002
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4. Description of the inaccuracy or defect.
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Article VI - CAPITAL STOCK

Typographical error in par value of 2,000,000 shares of Preferred Stock

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5. Correction of the inaccuracy or defect.
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Article VI - CAPITAL STOCK: The Amended and Restated Articles of Incorporation is amended in Article VI, paragraph two
(2), and restated as follows:

2,000,000 shares shall be Preferred Stock, $.001 par value per share ("Preferred Stock"); and

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6. Signature:

/s/ Shujun Liu                                      President and Chief Executive Officer       November 12, 2004
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AUTHORIZED SIGNATURE                                TITLE *                                     DATE *

If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited-Liability Company, by a manager or managing members; a Limited Partnership or
Limited-Liability Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a
Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.             Nevada Secretary of State AM
                                                                                                       Correction 2003
                                                                                                  Revised on: 10/24/03
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